                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     March 3, 2004
                                                 ------------------------



                                 DEB SHOPS, INC.
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             (Exact Name of Registrant as specified in its charter)



       Pennsylvania                    0-12188              23-1913593
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(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation)                File Number)       Identification No.)



9401 Blue Grass Road,  Philadelphia, PA                        19114
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's telephone number, including area code (215) 676-6000
                                                  -----------------


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         The following exhibit is furnished with this Current Report on Form
         8-K:

         Exhibit
         No.               Description
         -------           ------------

         99 Press release, dated March 3, 2004, captioned "DEB SHOPS, INC. PRE-ANNOUNCES FOURTH QUARTER RESULTS; Announces Date & Time for Internet Broadcast of Fourth Quarter & Full-Year Results; Fourth Quarter Diluted EPS to Range from $0.61 To $0.63, Compared to Previously Issued Guidance of $0.40 to $0.50."

Item 12. Results of Operations and Financial Condition.

         On March 3, 2004, Deb Shops, Inc. (the "Company") issued a press release announcing its expected results for its fourth quarter and fiscal year ended January 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   Signatures
                                   -----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEB SHOPS, INC.


Dated:  March 4, 2004                       By: Barry J. Susson
                                               -------------------------------
                                               Barry J. Susson
                                               Chief Financial Officer




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                                  EXHIBIT INDEX



         The following exhibit is furnished as part of this Current Report on Form 8-K:

         Exhibit
         No.               Description
         -------           -----------

         99* Press release, dated March 3, 2004, captioned "DEB SHOPS, INC. PRE-ANNOUNCES FOURTH QUARTER RESULTS; Announces Date & Time for Internet Broadcast of Fourth Quarter & Full-Year Results; Fourth Quarter Diluted EPS to Range from $0.61 To $0.63, Compared to Previously Issued Guidance of $0.40 to $0.50."

* Filed electronically herewith.



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